Credit Suisse Financial Services Forum February 10, 2011 David Turner, Chief Financial Officer Exhibit 99.1

›This
presentation may include forward-looking statements which reflect Regions’ current views with respect to future events and financial performance. The Private Securities Litigation Reform Act of 1995 (“the Act”) provides a “safe harbor” for forward-looking statements which are identified as such and are accompanied by the identification of important factors that could cause actual results to differ materially from the forward-looking statements.
For these statements, we, together with our subsidiaries, claim the protection afforded by the safe harbor in the Act.  Forward-looking statements are not based on historical information, but rather are related to future operations, strategies, financial results or other developments. Forward-looking statements are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time the statements are made. Those statements are based on general assumptions and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs and projections expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those described below:
› The Dodd-Frank Wall Street Reform and Consumer Protection Act became law on July 21, 2010, and a number of legislative, regulatory and tax proposals remain pending. Additionally, the U.S. Treasury and federal banking regulators continue to implement, but are also beginning to wind down, a number of programs to address capital and liquidity in the banking system. All of the foregoing may have significant effects on
Regions and the financial services industry, the exact nature of which cannot be determined at this time.
› The impact of compensation and other restrictions imposed under the Troubled Asset Relief Program (“TARP”) until Regions repays the outstanding preferred stock and warrant issued under the TARP, including restrictions on Regions’ ability to attract and retain talented executives and associates.
› Possible additional loan losses, impairment of goodwill and other intangibles, and adjustment of valuation allowances on deferred tax assets and the impact on earnings and capital.
› Possible changes in interest rates may increase funding costs and reduce earning asset yields, thus reducing margins.
› Possible changes in general economic and business conditions in the United States in general and in the communities Regions serves in particular, including any prolonging or worsening of the current unfavorable economic conditions including unemployment levels.
› Possible changes in the creditworthiness of customers and the possible impairment of the collectability of loans.
› Possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business.
› The current stresses in the financial and real estate markets, including possible continued deterioration in property values.
› Regions' ability to manage fluctuations in the value of assets and liabilities and off-balance sheet exposure so as to maintain sufficient capital and liquidity to support Regions' business.
› Regions' ability to expand into new markets and to maintain profit margins in the face of competitive pressures.
› Regions' ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions' customers and potential customers.
› Regions' ability to keep pace with technological changes.
› Regions' ability to effectively manage credit risk, interest rate risk, market risk, operational risk, legal risk, liquidity risk, and regulatory and compliance risk.
› Regions’ ability to ensure adequate capitalization which is impacted by inherent uncertainties in forecasting credit losses.
› The cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings.
› The effects of increased competition from both banks and non-banks.
› The effects of geopolitical instability and risks such as terrorist attacks.
› Possible changes in consumer and business spending and saving habits could affect Regions' ability to increase assets and to attract deposits.
› The effects of weather and natural disasters such as floods, droughts and hurricanes, and the effects of the Gulf of Mexico oil spill.
› Possible downgrades in ratings issued by rating agencies.
› Potential dilution of holders of shares of Regions’ common stock resulting from the U.S. Treasury’s investment in TARP.
› Possible changes in the speed of loan prepayments by Regions’ customers and loan origination or sales volumes.
› Possible acceleration of prepayments on mortgage-backed securities due to low interest rates and the related acceleration of premium amortization on those securities.
› The effects of problems encountered by larger or similar financial institutions that adversely affect Regions or the banking industry generally.
› Regions’ ability to receive dividends from its subsidiaries.
› The effects of the failure of any component of Regions’ business infrastructure which is provided by a third party.
› Changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.
› The effects of any damage to Regions’ reputation resulting from developments related to any of the items identified above.
›The
foregoing list of factors is not exhaustive. For discussion of these and other factors that may cause actual results to differ from expectations, look under the captions “Forward-Looking Statements” and “Risk Factors” in
Regions’ Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2010, June 30, 2010 and March 31, 2010, as on file with the
Securities and Exchange Commission.
›The words "believe," "expect," "anticipate," "project," and similar expressions often signify forward-looking statements. You should not place undue reliance on any forward-looking statements, which speak only as of the date made. We assume no obligation to update or revise any forward-looking statements that are made from time to time.
Forward-Looking Statements

Our primary focus is returning to sustainable profitability through disciplined execution of our strategic priorities 3

Why Regions?
• Strong Southeastern franchise with comprehensive line
of business offerings
• Leading brand favorability and exceptional service
quality
• Solid core business performance
• Aggressively identifying and disposing of problem assets
• Capital and liquidity remain solid

Ranked 5
th
or Better in Market Share
Targeted Growth Areas
# 1 Market Share in Alabama,
Tennessee and Mississippi
Strong Southeastern Franchise

* As of 12/31/2010
Headquarters      Birmingham, AL
Associates 27,829
Branches 1,772
Morgan Keegan Offices 321
Regions Insurance Offices       30
ATMs 2,148
Deposits* $95 Billion
Loans* $83 Billion
Projected population growth for
Regions footprint is above US
average growth
Operate on one fully integrated
technology platform

Consumer Services 6 Deposits Mortgage Consumer Lending Insurance Credit/Debit Cards Branches Online Banking Mobile Banking Telebanking ATMs Diversified Offerings Multi-Channel Delivery Private Banking

Business Services

Business Segments
Small Business Middle Market Real Estate
Core Middle Market
Sales > $20MM
Specialized Groups
Public, Institutional, Not for Profit,
Healthcare, Transportation,
Franchise Restaurant, Energy,
Regions Business Capital
Commercial Real Estate
Affordable Housing
Homebuilders
Real Estate Corporate
Banking
Product Groups
Treasury Management
Capital Markets /
Syndications
Equipment Finance
Relationship Managed
› Business Banking (Metro
Markets)
Sales $2-20MM
› Community Banking
Sales > $2MM
Branches
Sales < $2MM

Morgan Keegan

Business Units
Fixed Income
Capital Markets
Equity Capital
Markets
Investment
Banking
Private Client
Group
Regions
Morgan
Keegan Trust
Services
Institutional
Sales &
Trading,
Fixed Income
Research
Equity
Research,
Institutional
Sales &
Trading
Municipal
Finance, M&A
Public
Offerings,
Corporate
Debt
Retail
Brokerage
Personal &
Institutional
Trust, Timber
Management

Excellent Service Quality and Brand
Strength being Recognized

› Regions continues to perform in the
top 10% in customer loyalty and top
20% for branch service quality
(2)
(1) Based on TNS survey 3Q10 Consumer Banking Market Effectiveness Study
(2) Based on Gallup survey
(3) Based on Bain survey
(4) Based on Prime Performance study
(5) 2010 Greenwich Excellence Award
› Regions has the
highest brand
favorability
(1)
› Regions named
“Friendliest Bank”
(4)
› Regions received
Excellence Award for Small
Business and Middle Market
Banking
(5)
› Regions ranked top
in customer loyalty
(3)

Strong Low-Cost Deposit Growth While Driving Lower Deposit Costs 10 (1) Full Year Average Low Cost Deposits (1) Deposit Costs (1)

Improved Deposit Mix • Reduced Average Time Deposit mix from 35% in 2009 to 27% in 2010 • Grew Low-Cost Deposits 14% year-over-year 11 Average Deposits $94.6B Average Deposits $96.5B

Disciplined Focus on New Checking Account Growth
• Approximately 1 million new checking accounts in 2009 and 2010
• Grew quality checking accounts
(1)
by 3% over 2009
• Increased sales productivity with new account sales per branch improving
3.4% from 2009
• Continued efforts to improve checking portfolio profitability through fee generating accounts that provide customer value and fairly compensate
Regions
• Fee based accounts grew 262% over 2009
• Realize full potential of new accounts by selling deeper to new relationships through new account conversations and onboarding

(1) Quality checking accounts are those accounts that have an average balance of $500 and / or have at least 10 customer transactions

Consumer Loan Production Improving;
However Consumers Continue to De-Leverage

Mortgage Production remains strong –
second best year in terms of Mortgage
Production
New Consumer Loan Production
volumes are improving in Branch Small
Business, Direct and Indirect Auto
Consumers De-Leveraging continues
to outpace Loan Production
Consumer Confidence and
Unemployment need to improve before
robust loan growth is achieved
*$5.2B in Mortgage production sold to Agencies
Consumer Loan Production Consumer Loans

Small Business
Business Banking (Metro
Markets)
Community Banking
Branch Small Business
Middle Market
Commercial and Industrial
Specialized Groups
Commercial Real Estate
Professional income property
developers, owners and
operators
Public real estate companies
Homebuilders
Affordable housing tax credits
Middle Market and Small Business Comprise
81% of Business Service Revenue

Average Loans
(1)
(1) Average balances 4Q10

We are Growing Commercial Loans Commercial & Owner Occupied Real Estate Loan Growth 15

Core revenue continues to grow

* Non-GAAP; refer to Appendix for Non-GAAP reconciliation
($ in millions)
Net Interest
Income
Core Non-
Interest
Revenue*
Total
Core
Revenue
4Q10 $877 + $794 = $1,671
3Q10 $868 + $748 = $1,616
2Q10 $856 + $756 = $1,612
1Q10 $831 + $734 = $1,565
4Q09 $850 + $743 = $1,593

Net Interest Margin Impacted by Excess Liquidity and Non-Accruals 17 Net Income & Net Interest Margin Impact of Excess Liquidity & Non-Accruals on NIM

Growth of Fee Income and Debit Card Interchange Migration to Fee Based Accounts Growth in Debit / ATM Fees 18

($ in millions)
Branches 1,965 1,900 1,895 1,772
Reduced branch count by 10%
since 2007
Headcount 33,161 30,784 28,509 27,829
Headcount declined 5,332 or
16%
Total
Expenses
$4,660 $4,792
(1)
$4,751 $4,985
Adjusted
Expenses
(2)
$4,246 $4,448 $4,559 $4,667
Expenses continue to be
impacted by credit-related
expenses, elevated FDIC
expenses and professional and
legal fees
Credit-related
expenses
$153 $282 $424 $439
Credit-related costs should
subside as the economy
recovers
Strengthened Our Core Franchise
Through Productivity & Efficiency Initiatives
(1) Excludes $6 billion goodwill impairment
(2) Non-GAAP; refer to Appendix for Non-GAAP reconciliation

Non-Performing Loan Inflows Decline NPL Inflow by Type Business Services Gross NPLs 20

Non-performing Asset Levels Decline › Non-performing assets declined $308 million from third quarter › For the full year declined $494 million Non-Performing Assets 21

Loan Charge-Offs and Allowance (1) Loan charge-offs related Sales / Transfer to Held for Sale (2) Excludes loans held for sale Loan Charge-Offs Allowance & Coverage 22 HFS

Higher Risk Portfolio Segments
Significantly Reduced

Reduced Investor Real Estate $9.9 B
or
38%
over 4 years
Reduced High Risk Segments $10.4 B
or
76%
over 4 years
Total Investor Real Estate
Higher Risk Investor Real Estate
Segments

Solid Capital; Above proposed Basel minimum ratios 24

Favorable liquidity position 25 › Regions low loan to deposit ratio favorable among peers › Favorable funding mix driven by low cost deposits * Based on 4Q10 ending balances

Why Regions?
• Strong Southeastern franchise with comprehensive line
of business offerings
• Leading brand favorability and exceptional service quality
• Solid core business performance
• Aggressively identifying and disposing of problem assets
• Capital and liquidity remain solid

Non-GAAP reconciliation - Revenue
Note: The following table illustrates the method of calculating the Non-GAAP financial measures used in this slide presentation:

($ amounts in millions) 4Q09 1Q10 2Q10 3Q10 4Q10
Net Interest Income (GAAP) 850 $    831 $    856 $    868 $    877 $
Non-Interest Revenue (GAAP) 718       812       756       750       1,213
Total Revenue (GAAP) 1,568    1,643    1,612    1,618    2,090
Adjustments:
Securities (gains) losses, net 96         (59)        -        (2)          (333)
Gain on sale of mortgage loans -        -        -        -        (26)
Leveraged lease termination gains (71)        (19)        -        -        (59)
Total adjustments 25         (78)        -        (2)          (418)
Adjusted Total Revenue (non-GAAP) 1,593 $ 1,565 $ 1,612 $ 1,616 $ 1,672 $

Non-GAAP reconciliation - Expenses
Note: The following table illustrates the method of calculating the Non-GAAP financial measures used in this slide presentation:

($ in millions)
2007 2008 2009 2010
Total Non-Interest Expenses (GAAP) $ 4,660 $ 10,792 $ 4,751 $ 4,985
Adjustments:
Goodwill impairment charge 6,000
Regulatory settlement charge 200
Merger-related charges 351 201
FDIC Special Assessment 64
Other-than-temporary impairment expense 6 22 75 2
MSR impairment 6 85
Loss on early extinguishment of debt 65 108
Branch consolidation charges 53 8
VISA settlement 51 (29) - -
Adjusted Non-Interest Expenses (non-GAAP) 4,246 $   4,448 $   4,559 $   $ 4,667